EXHIBIT 99.2: SCHEDULE OF REVENUE OF PROFESSIONAL EMPLOYER ORGANIZATION
PEO Revenues
In millions

	For			For					For
	the			the					the
	six months			year					year
	ended	For the three months ended		ended	For the three months ended				ended	For the three months ended
	November 30,	November 30,	August 31,	May 31,	May 31,	February 28,	November 30,	August 31,	May 31,	May 31,	February 29,	November 30,	August 31,
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2003	2003

PEO Revenues	$32.5	$14.3	$18.2	$53.7	$17.0	$15.8	$10.5	$10.4	$47.0	$13.7	$18.2	$7.3	$7.8